UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 29, 2011
Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH  44481
(Address of principal executive offices)

(330) 373-1221
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective December 31, 2011, Robert P. Grace will retire from his position as a director of First Place Financial Corp. (the “Company”) and his position as a director of First Place Bank, the Company’s wholly-owned subsidiary (the “Bank”).  Mr. Grace’s retirement is pursuant to the Company’s Bylaws which provide for the mandatory retirement of directors after reaching 72 years of age.  Frank J. Dixon who is currently a director of both the Company and the Bank and a member of the Audit Committee will replace Mr. Grace as Chairman of the Audit Committee.

Item 8.01	Other Events.

As previously disclosed in Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2010 (as amended), July 13, 2011, and September 21, 2011, the Company announced its intention to file an amendment to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and to restate its consolidated financial condition and results of operations as of and for the fiscal years ended June 30, 2010, 2009, and 2008.  The Company had hoped to complete the restatements by December 31, 2011.  However, as a result of the Company’s September 2011 determination of the need to restate its consolidated financial statements for fiscal 2008, and considering the efforts required to complete the multiple restatements, the Company has determined that completing the restatements by December 31, 2011, will not be feasible.  The Company has been and continues to work diligently to address the restatements and will file all current and restated consolidated financial statements with the SEC as soon as practicable.

Forward-Looking Statements

When used in this Form 8-K, in future filings with the SEC, in press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “ are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “should,” “may,” “will,” “plan,” or variations of such terms or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to be materially different from those indicated.  Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the market areas we conduct business, which could materially impact credit quality trends; changes in laws, regulations or policies of regulatory agencies; fluctuations in interest rates; demand for loans in the market areas we conduct business; and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.  We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  We undertake no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: December 29, 2011	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer